UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 10, 2012

HUNT FOR TRAVEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-169802	27-1497347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90122 Hoey Road Chapel Hill, NC 27517
(Address of principal executive offices) (Zip Code)

(919) 889-9461
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 10, 2012, Hunt for Travel, Inc. (the “Company”) entered into a binding letter of intent with Hawk Opportunity Fund, LP, a  limited partnership (“Hawk”)(the “Letter of Intent”). Pursuant to the Letter of Intent, the Company and Hawk will commence the negotiation and preparation of a share exchange agreement whereby Hawk will transfer all of its ownership interest in Praco, Inc, a Nevada corporation (“Praco”) in exchange for shares of the Company’s common stock (the “Transaction”).

In connection with the Letter of Intent, the Company and Hawk have agreed that the Company shall issue shares and cash equal to approximately $18,000,000 to Hawk in consideration of Hawk transferring 100% of its ownership interest in Praco to the Company.

Hawk currently manages and or owns approximately $40 million in income producing and development real estate in the Delaware Valley.  Hawk also seeks to acquire additional income producing real estate over the next 12 month period.  Hawk plans to take its income producing property with the aim of creating a Real Estate Investment Trust.

The foregoing description of the terms of the Letter of Intent is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (d)        Exhibits.

Exhibit No.	Description
10.1	Letter of Intent, dated January 10, 2012 between the Company and Hawk Opportunity Fund, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNT FOR TRAVEL, INC.

Date: January 11, 2012	By:	/s/ Carolyn Hunter
Carolyn Hunter
President, Principal Executive Officer, Principal Financial Officer Principal Accounting Officer, Director